Supplement to the
Fidelity® Advisor Tax Managed Stock Fund Class A, Class T, Class B, and Class C
December 30, 2003
Prospectus

Shareholder Meeting. On or about May 19, 2004, a meeting of the shareholders of Fidelity Advisor Tax Managed Stock Fund will be held to vote on various proposals. Shareholders of record on March 22, 2004 are entitled to vote at the meeting.

For more detailed information concerning the proposals under consideration, please contact Fidelity at 1-877-208-0098 to request a free copy of the proxy statement.

Effective April 2, 2004 the following information found under the heading "Minimums" in the "Buying and Selling Shares" section on page 13 has been changed as follows.

Purchase amounts of more than $49,999 will not be accepted for Class B shares.

The following information replaces the biographical information for Tim Heffernan found in the "Fund Management" section on page 25.

Keith Quinton is manager of Advisor Tax Managed Stock Fund. He also manages other Fidelity funds. Since joining Fidelity Investments in May 2001, Mr. Quinton has worked as a portfolio manager.

ATMS-04-03 April 2, 2004
1.763353.108